UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 20, 2013

MPG OFFICE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-31717 (Commission File Number)	04-3692625 (IRS Employer Identification Number)

355 South Grand Avenue, Suite 3300 Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

(Registrant’s telephone number, including area code)
213-626-3300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

	Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
	Item 9.01	Financial Statements and Exhibits.

Signatures

Exhibit 99.1	First Amendment to MPG Office Trust, Inc. Retention Bonus Plan

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As more fully described in the MPG Office Trust, Inc. Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 30, 2012, on November 28, 2012 the Board of Directors of MPG Office Trust, Inc. adopted the MPG Office Trust, Inc. Retention Bonus Plan (the “Retention Plan”) to provide eligible employees with certain cash retention bonus payments in connection with their continued employment with us. Pursuant to the Retention Plan, each participant will be eligible to receive payment of a retention bonus in an amount determined by the Compensation Committee of the Board of Directors and paid as follows, subject to the participant's continued employment with us:

•12.5% of the retention bonus will be paid to the participant on the last day of each calendar quarter of 2013; and

•50% of the retention bonus will be paid to the participant on the last day of the first calendar quarter of 2014 (subject to delay under specified circumstances as set forth in the Retention Plan).

Pursuant to the Retention Plan, the Compensation Committee (or its designee) has the authority to award retention bonuses at any time during the term of the Retention Plan, including after the completion of one or more calendar quarters in 2013. Such retention bonuses may be in the form of a reallocation of amounts forfeited by participants whose employment with us has terminated.

On March 20, 2013, the board of directors of MPG Office Trust, Inc. adopted an amendment to the MPG Office Trust, Inc. Retention Bonus Plan (the “Plan”). The amendment provides that, with respect to any retention bonus awarded to a participant during 2013 after a completed 2013 calendar quarter, any amount of the retention bonus that would have otherwise been paid to the participant for a previously completed 2013 calendar quarter will instead be paid to the participant as part of the final installment payment of the retention bonus in accordance with the terms of the Plan. The terms of the Plan otherwise remain unchanged.

The foregoing summary is qualified in its entirety by reference to the full text of the First Amendment to the Plan, a copy of which is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1*	First Amendment to MPG Office Trust, Inc. Retention Bonus Plan
_________

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPG OFFICE TRUST, INC. Registrant

/s/ PEGGY M. MORETTI
Peggy M. Moretti Executive Vice President, Investor and Public Relations & Chief Administrative Officer

Dated:  As of March 22, 2012